Segment reporting	12 Months Ended
Dec. 31, 2023
Disclosure of operating segments [abstract]
Segment reporting	Segment reporting
Operating segments are components of an entity that engage in business activities from which they earn revenues and incur expenses (including revenues and expenses related to transactions with the other entities within the group). We assess our operating segments based on information regularly provided to and reviewed by the Chief Operating Decision Maker (CODM), which we have identified as our Chief Executive Officer. This information is used to make resource allocation decisions and to assess financial performance. Our CODM reviews financial information prepared on a consolidated basis for the purposes of making resource allocation decisions and assessing the performance of the overall organization. Based on an evaluation of all facts and circumstances, the Company has determined that it functions as a single operating and reporting segment.
We attribute revenues from external customers to individual countries based on the location of our delivery centres or where the services were provided from.

Years Ended December 31 (millions)	2023	2022	2021
United States	$520	$401	$311
Philippines	466	448	344
Canada	268	217	188
Guatemala	261	224	185
Germany	221	275	312
El Salvador	169	140	121
Spain	149	127	130
Bulgaria	127	129	124
India	120	99	72
Other	407	408	407
	$2,708	$2,468	$2,194
We do not have significant amounts of net long-lived assets located outside of Canada. As at December 31, 2023, on a historical cost basis, we had net long-lived assets of approximately $3,528 million (December 31, 2022 – $2,373 million) located within Canada, and approximately $499 million (December 31, 2022 – $434 million) outside of Canada.